Exhibit 99.1

Super League Gaming Reports First Quarter 2019 Results

Santa Monica, Calif. - (May 14, 2019) - Super League Gaming (Super League or the Company) (NASDAQ: SLGG), a leading community and content platform enabling gamers to compete, socialize, spectate and celebrate the amateur esports lifestyle, reported recent operational developments and financial results for the first quarter ended March 31, 2019.

Recent Operational Developments

●
Completion of initial public offering (IPO) on February 27, 2019 with net proceeds of $22.5 million
●
Revenues up 93% in the first quarter of 2019 compared to the prior year quarter
●
Agreement reached with Capcom to add Street Fighter V to Super League’s portfolio of game titles offered on its platform
●
Partnerships reached with Topgolf and ggCircuit to bring Super League’s esports experiences to entertainment locations across the country
●
Agreement with NetLevel to absorb Super League’s network connections into NetLevel’s growing fiber network for out-of-home entertainment
●
Appointment of veteran media and gaming executive Mark Jung to the Super League board of directors

Management Commentary
“The first quarter was transformational as Super League became a public company, and our operational momentum has continued well into the second quarter,” said Ann Hand, CEO of Super League. “At a time when video game revenue exceeds Hollywood box office, and online video game viewing sites like YouTube Gaming and Twitch have larger audiences than HBO, Netflix and ESPN combined, esports has becoming one of the fastest-growing and most exciting market spaces for both players and fans.

“To date in 2019, we were able to show progress against all of our key performance indicators, including increasing the number of games on our platform, expanding our network of active venues, growing our base of registered users, and seeing significant increases in the number of views across our platform.

“Super League is uniquely positioned to capitalize on the unmet demand of avid amateur gamers to compete and socialize in new ways around the games they love, and our high-quality retail partners provide them with fantastic field space for amateur esports. Our strategic focus is on increasing the number of touchpoints we have with amateur gamers through physical and digital experiences to broaden our reach and cultivate audiences for our social content and elite amateur esports broadcasts which will ultimately drive revenue and shareholder value.”

First Quarter 2019 Financial Results
Revenues in the first quarter of 2019 increased 93% to $249,000 compared to $129,000 in the comparable prior year quarter. The increase was primarily driven by the emergence of our platform-as-a-service revenue stream which allows brand partners to deliver their own experiences powered by Super League’s technology platform such as the Samsung 837 Fortnite activation in March 2019.

Cost of revenues decreased 40% to $74,000 compared to $123,000 in the comparable prior year quarter due to the delivery of higher margin physical and digital experiences in the first quarter of 2019. In the first quarter of 2019, we increased our digital offers such as the Logitech G challenge in partnership with Best Buy and improved operational efficiency of our experiences.

Total operating expenses in the first quarter of 2019 increased to $6.3 million compared to $4.1 million in the comparable prior year quarter. The increase was primarily due to a $1.8 million increase in non-cash stock compensation expense in connection with the vesting of certain performance-based equity-awards upon completion of our IPO, and slight increases in headcount, technology platform and corporate insurance expenses.

On a GAAP-basis, which includes significant non-cash charges totaling $12.7 million, net loss in the first quarter of 2019 was $16.1 million or $(2.68) per share compared to a net loss of $4.2 million or $(0.91) per share in the comparable prior year quarter. Non-cash charges in the first quarter of 2019 included interest charges totaling $9.9 million, primarily related to the automatic conversion of our 9% convertible notes into equity and related recognition of the beneficial conversion feature as interest expense, upon the closing of our IPO.

Proforma net loss for the first quarter of 2019 was $3.4 million compared to $2.9 million in the comparable prior year quarter. As noted above, the change was primarily due to an increase in headcount, technology platform and corporate insurance expenses.

At March 31, 2019, the Company’s cash position totaled $21.5 million compared to $2.8 million at December 31, 2018. The significant increase was due to the net capital raised in the IPO. All principal and interest related to the Company’s convertible notes outstanding, totaling $13.8 million, was automatically converted to equity upon the IPO close. As such, there is no debt outstanding as of March 31, 2019.

Conference Call
The Company will hold a conference call today at 5:00 p.m. Eastern time to discuss its first quarter 2019 results and provide a business update.

Date: Tuesday, May 14, 2019
Time: 5:00 p.m. Eastern time (2:00 p.m. Pacific time)
Toll-free dial-in number: (866) 987-6716
International dial-in number: (630) 652-5945
Conference ID: 2998938

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at www.SuperLeague.com.

A replay of the conference call will be available after 8:00 p.m. Eastern time on the same day through May 21, 2019.

Toll-free replay number: (855) 859-2056
International replay number: (404) 537-3406
Replay ID: 2998938

About Super League Gaming
Super League Gaming, Inc. (NASDAQ: SLGG) is a leading esports community and content platform for amateur esports players, fans and friends of all ages and skill levels. With a focus on positive and inclusive gameplay, Super League enables players to experience their sport like the pros while also developing sportsmanship, communication and team-building skills. Powered by a proprietary technology platform, Super League operates physical and digital experiences in partnership with publishers of top-tier games. Local movie theatres, PC cafes, restaurant and entertainment venues are transformed into esports arenas where gamers compete, socialize, spectate and celebrate the amateur esports lifestyle. Super League’s platform offers unique amateur esports experiences that not only ratchet up the competition for avid gamers, but also attract audiences with elite amateur broadcasts that transform physical venues as well as fuel SuperLeagueTV’s Twitch and YouTube channels.

Forward-Looking Statements
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve a high degree of risk and uncertainty, are predictions only and actual events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include the uncertainty regarding viability and market acceptance of the Company’s products and services, the ability to complete software development plans in a timely manner, changes in relationships with third parties, product mix sold by the Company and other factors described in the Company’s most recent public filing with the Securities and Exchange Commission.

Information About Non-GAAP Financial Measures
As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America. To supplement our condensed financial statements included in our Quarterly Report on Form 10-Q for the period ended March 31, 2019, which financial statements were prepared and presented in accordance with GAAP, this earnings release includes proforma net loss, a financial measure that is considered a non-GAAP financial measure as defined in Rule 101 of Regulation G promulgated by the Securities and Exchange Commission. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use proforma net loss, proforma earnings per share (EPS) and other non-GAAP financial measures for internal financial and operational decision-making purposes and to evaluate period-to-period comparisons of the performance and results of operations of our business. Our management believes these non-GAAP financial measures provide meaningful supplemental information regarding the performance of our business by excluding non-cash stock compensation charges, non-cash interest charges on convertible debt, and non-cash prepaid in-kind advertising charges that may not be indicative of our recurring core business operating results. These non-GAAP financial measures also facilitate management’s internal planning and comparisons to our historical performance and liquidity. We believe these non-GAAP financial measures are useful to investors as they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and are used by our institutional investors and the analyst community to help them analyze the performance and operational results of our core business.

Proforma Net Loss and EPS. We define Proforma Net Loss as net loss calculated in accordance with GAAP, but excluding non-cash stock compensation charges, non-cash interest charges on convertible debt (including accrued periodic interest, periodic or accelerated amortization of debt discount charges and charges related to convertible debt related beneficial conversion features), and non-cash prepaid in-kind advertising charges. Proforma EPS is defined as Proforma net income divided by the weighted average outstanding shares, on a fully diluted basis, calculated in accordance with GAAP, for the respective reporting period.

Due to the inherent volatility in stock prices, the use of estimates and assumptions in connection with the valuation and expensing of share-based awards and the variety of award types that companies can issue under FASB ASC Topic 718, management believes that providing a non-GAAP financial measure that excludes non-cash stock compensation allows investors to make meaningful comparisons between our recurring core business operating results and those of other companies period to period, as well as providing our management with a critical tool for financial and operational decision making and for evaluating our own period-to-period recurring core business operating results.

Non-cash interest charges related to convertible debt outstanding, if any, including accrued periodic interest, periodic or accelerated amortization of debt discount charges and charges related to convertible debt related beneficial conversion features, primarily reflects the attribution of value to common stock purchase warrants and the beneficial conversion feature embedded in the convertible debt instruments, and the expensing of these amounts on a straight-line basis over the term of the convertible debt as additional interest cost related to the debt. These non-cash amounts are reflected in other expense and are not expenses associated with our core business operations. Management believes that providing a non-GAAP financial measure that excludes non-cash interest charges allows investors to make meaningful comparisons between our recurring core business operating results and those of other companies period to period, as well as providing our management with a critical tool for financial and operational decision making and for evaluating our own period-to-period recurring core business operating results.

There are several limitations related to the use of proforma net loss and EPS versus net loss EPS calculated in accordance with GAAP. For example, non-GAAP net loss excludes the impact of significant non-cash stock compensation and debt related interest charges that are or may be recurring, and that may or will continue to be recurring for the foreseeable future. In addition, non-cash stock compensation is a critical component of our employee compensation and retention programs and the cost associated with common stock purchase warrants and beneficial conversion features embedded in convertible debt outstanding is a critical component of the cost of debt financings. Management compensates for these limitations by providing specific information regarding the GAAP amounts excluded from non-GAAP net loss and evaluating non-GAAP net loss in conjunction with net loss and EPS calculated in accordance with GAAP.

The accompanying table below titled “Reconciliation of GAAP to Non-GAAP Financial Information” provides a reconciliation of the non-GAAP financial measures presented to the most directly comparable financial measures prepared in accordance with GAAP.

Investor Relations:
Sean McGowan and Cody Slach
Gateway Investor Relations
(949) 574-3860
SLG@GatewayIR.com

Media Contact:
Ann Kaiser
(212) 918-2029
ann@high10media.com

SUPER LEAGUE GAMING, INC.
CONDENSED BALANCE SHEETS
(Unaudited)

	March 31, 2019	December 31, 2018
ASSETS

Current Assets
Cash	$21,486,000	$2,774,000
Accounts receivable	315,000	488,000
Prepaid expenses and other current assets	1,080,000	487,000
Total current assets	22,881,000	3,749,000

Property and Equipment, net	299,000	531,000
Intangible and Other Assets, net	1,027,000	707,000

Total assets	$24,207,000	$4,987,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities
Accounts payable and accrued expenses	$1,025,000	$814,000
Deferred Revenue	15,000	45,000
Convertible Debt, net	-	10,923,000
Total liabilities	1,040,000	11,782,000

Commitments and Contingencies

Stockholders’ Equity
Common stock, par value $0.001 per share	18,000	13,000
Additional paid-in capital	94,351,000	48,325,000
Accumulated deficit	(71,202,000)	(55,133,000)
Total stockholders’ equity (deficit)	23,167,000	(6,795,000)

Total liabilities and stockholders’ equity	$24,207,000	$4,987,000

SUPER LEAGUE GAMING, INC.
STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended March 31,
	2019	2018

REVENUES	$249,000	$129,000

COST OF REVENUES	74,000	123,000

GROSS PROFIT	175,000	6,000
	70%	5%
OPERATING EXPENSES
Selling, marketing and advertising	233,000	496,000
Technology platform development	710,000	556,000
General and administrative	5,368,000	3,080,000
Total operating expenses	6,311,000	4,132,000

NET OPERATING LOSS	(6,136,000)	(4,126,000)

OTHER INCOME (LOSS)
Interest expense - convertible debt	(9,938,000)	(45,000)
Other	5,000	-
Total other income (expense)	(9,933,000)	(45,000)

NET LOSS	$(16,069,000)	$(4,171,000)

Net loss attributable to common stockholders - basic and diluted
Basic and diluted loss per common share	$(2.68)	$(0.91)
Weighted-average number of shares outstanding, basic and diluted	5,988,310	4,603,443

SUPER LEAGUE GAMING, INC.
Reconciliation of GAAP to Non-GAAP Financial Information
(Unaudited)

	Three Months Ended March 31,
	2019	2018

GAAP net loss	$(16,069,000)	$(4,171,000)
Add back:
Non-cash stock compensation	2,730,000	860,000
Non-cash debt related interest charges	2,871,000	45,000
Beneficial conversion feature	7,067,000	-
Non-cash In-kind advertising	-	333,333
Proforma net loss	$(3,401,000)	$(2,932,667)

Pro forma non-GAAP net earnings (loss) per common share — diluted	$(0.57)	$(0.64)
GAAP weighted-average shares — diluted	5,988,310	4,603,443

SUPER LEAGUE GAMING, INC.
STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Three Months Ended March 31,
	2019	2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(16,069,000)	$(4,171,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	335,000	260,000
Stock-based compensation	2,730,000	860,000
Amortization of debt discount	2,684,000	31,000
Beneficial Conversion Feature	7,067,000	-
In-kind contribution of services	-	333,000
Changes in assets and liabilities:	-	-
Accounts receivable	173,000	(90,000)
Prepaid expenses and other current assets	(610,000)	92,000
Accounts payable and accrued expenses	211,000	(69,000)
Deferred Revenue	(30,000)	-
Accrued interest on convertible notes	187,000	14,000
Net cash used in operating activities	(3,322,000)	(2,740,000)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(18,000)	(93,000)
Capitalization of software development costs	(332,000)	(21,000)
Acquisition of other intangible and other assets	(74,000)	-
Net cash used in investing activities	(424,000)	(114,000)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock, net of issuance costs	22,458,000	-
Proceeds from convertible note payable, net	-	2,815,000
Net cash provided by financing activities	22,458,000	2,815,000

INCREASE (DECREASE) IN CASH	18,712,000	(39,000)

CASH – beginning of period	2,774,000	1,709,000

CASH – end of period	$21,486,000	$1,670,000